EXHIBIT 99.2

Press Release
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Director/PDMR Shareholding

August 7, 2018 - Shire plc (LSE: SHP, NASDAQ: SHPG) (the “Company”)

Notification of transactions by persons discharging managerial responsibilities

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Perry Sternberg
2.	Reason for the notification
a)	Position / status	Head of US Commercial - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Receipt of ADSs following the vesting of Restricted Stock Units (“RSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on August 5, 2016. In accordance with the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the RSUs from the award date to the date of vesting.

(Details of related disposal of ADSs are referenced in section 5. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	1,010
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	August 6, 2018
f)	Place of the transaction	N/A

5.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Automated disposal of ADSs in relation to the vesting of RSUs referenced in section 4. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the RSUs.

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$172.84559	341
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	August 6, 2018
f)	Place of the transaction	NASDAQ

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Kim Stratton
2.	Reason for the notification
a)	Position / status	Head of International Commercial - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc Ordinary Shares of 5 pence each (“Ordinary Shares”)
	Identification code	ISIN: JE00B2QKY057
b)	Nature of the transaction
Receipt of Ordinary Shares following the vesting of Restricted Stock Units (“RSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on August 5, 2016. In accordance with the rules of the LTIP, upon vesting the number of Ordinary Shares to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the RSUs from the award date to the date of vesting.

(Details of related disposal of Ordinary Shares are referenced in section 5. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		£0	3,109
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	August 6, 2018
f)	Place of the transaction	N/A

5.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc Ordinary Shares of 5 pence each (“Ordinary Shares”)
	Identification code	ISIN: JE00B2QKY057
b)	Nature of the transaction
Automated disposal of Ordinary Shares in relation to the vesting of RSUs referenced in section 4. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the RSUs.

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		£44.515	942
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	August 6, 2018
f)	Place of the transaction	LSE / CHIX

Oliver Strawbridge
Senior Assistant Company Secretary
For further information please contact:

Investor Relations
Christoph Brackmann	christoph.brackmann@shire.com	+41 41 288 41 29
Sun Kim	sun.kim@shire.com	+1 617 588 8175
Scott Burrows	scott.burrows@shire.com	+41 41 288 4195

Media
Katie Joyce	kjoyce@shire.com	+1 781 482 2779

NOTES TO EDITORS

About Shire
Shire is the global biotechnology leader serving patients with rare diseases and specialized conditions. We seek to push boundaries through discovering and delivering new possibilities for patient communities who often have few or no other champions. Relentlessly on the edge of what’s next, we are serial innovators with a diverse pipeline offering fresh thinking and new hope. Serving patients and partnering with healthcare communities in over 100 countries, we strive to be part of the entire patient journey to enable earlier diagnosis, raise standards of care, accelerate access to treatment, and support patients. Our diverse portfolio of therapeutic areas includes Immunology, Hematology, Genetic Diseases, Neuroscience, Internal Medicine, Ophthalmics, and Oncology.
Championing patients is our call to action - it brings the opportunity - and responsibility - to change people’s lives.
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